UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2020

ONASSIS HOLDINGS CORP.

(Exact name of registrant as specified in its charter)

Nevada	000-150613	26-3030202
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

39 Broadway Suite 3010 New York, NY	10006
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code (516) 620-6794

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

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ITEM 5.03 Amendments to the Articles of Incorporation or Bylaws: Change in Fiscal Year

The Board of Directors of Onassis Holdings Corp. (the “Company”) voted to adopt the change of the Company’s name in its amended and restated bylaws. The Board of Directors of the Company approved this change on January 27, 2020.

 Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

3.2	Amended and restated bylaws of the Company for the change in the name of the Company, dated January 27, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONASSIS HOLDINGS CORP. (Registrant)
Date: January 27, 2020	By: /s/ Eliron Yaron Eliron Yaron Chairman

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EXHIBIT INDEX

Exhibit No.	Document Description

3.2	Amended and restated bylaws of the Company for the change in the name, dated January 27, 2020.

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